                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of July 1, 1996 96-6 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 1, 1996 to August 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of this Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of September, 1996.


                                  GREEN TREE FINANCIAL CORP.


                                  BY: /s/ Phyllis A. Knight
                                      ------------------------------------
                                      Phyllis A. Knight
                                      Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%, 7.05%,
                                  7.35%, 7.95%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                                  August, 1996

                              CUSIP#'S  393505-NW8,NX6,NY4,NZ1,PA4,PB2
                              TRUST ACCOUNT #80-4141300
                              REMITTANCE DATE: 9/16/96

                                                Total          $Per $1,000
                                                Amount           Original
                                             ------------      -----------
Class A Certificates
- --------------------
(1a) Amount available (including Monthly
     Servicing Fee)                         $6,632,205.61

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                       0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                    6,632,205.61

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(6.15%)        6.15%
          b. Class A-1 Interest                252,804.73      4.86162942
          c. Class A-2 Remittance Rate(6.55%)        6.55%
          d. Class A-2 Interest                152,833.33      5.45833321
          e. Class A-3 Remittance Rate(6.75%)        6.75%
          f. Class A-3 Interest                315,000.00      5.62500000
          g. Class A-4 Remittance Rate(7.05%)        7.05%
          h. Class A-4 Interest                393,625.00      5.87500000
          i. Class A-5 Remittance Rate(7.35%)        7.35%
          j. Class A-5 Interest                183,750.00      6.12500000
          k. Class A-6 Rimittance Rate (7.95%)       7.95%
          l. Class A-6 Interest              1,115,484.38      6.62500003

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                .00             .00

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%, 7.05%,
                                 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 2

                                CUSIP#'S  393505-NW8,NX6,NY4,NZ1,PA4,PB 2
                                TRUST ACCOUNT #80-4141300
                                REMITTANCE DATE: 9/16/96


                                                 Total $          Per $1,000
                                                  Amount           Original
                                                 --------         -----------


(4)  Remaining:
           a. Unpaid Class A Interest
              Shortfall                                     .00             .00

B.   Principal
     (5)   Formula Principal Distribution
            Amount                                 2,742,267.10             N/A
           a. Scheduled Principal                    399,042.55             N/A
           b. Principal Prepayments                2,275,558.92             N/A
           c. Liquidated Contracts                          .00             N/A
           d. Repurchases                                   .00             N/A
           e. Current Month Advanced Principal       865,174.65             N/A
           f. Prior Month Advanced Principal        (797,509.02)            N/A

     (6)   Pool Scheduled Principal Balance      470,450,684.16

     (6b)  Adjusted Pool Principal Balance       469,585,509.51    988.60102062
     (6c)  Pool Factor                               0.98860102

     (7)   Unpaid Class A Principal Shortfall
           (if any) following prior Remittance Date         .00

     (8)   Class A Percentage for such Remittance
            Date                                          92.46%

     (9)   Class A Percentage for the following
            Remittance Date                               92.41%

     (10)  Class A Principal Distribution:
           a. Class A-1                            2,742,267.10     52.73590577
           b. Class A-2                                     .00             .00
           c. Class A-3                                     .00             .00
           d. Class A-4                                     .00             .00
           e. Class A-5                                     .00             .00
           f. Class A-6                                     .00             .00
           g. Class A-7                                     .00             .00

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%,
                              7.05%, 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 3

                                                       CUSIP#'S 393505-
                                                       NW8,NX6,NY4,NZ1,PA4,PB2
                                                       TRUST ACCOUNT #80-4141300
                                                       REMITTANCE DATE: 9/16/96

                                                    Total $        Per $1,000
                                                     Amount         Original
                                                    -------        ----------
 (11)    Class A-1 Principal Balance              46,585,484.51    895.87470212
(11a)    Class A-1 Pool Factor                        .89587470

 (12)    Class A-2 Principal Balance              28,000,000.00    1000.0000000
(12a)    Class A-2 Pool Factor                       1.00000000

 (13)    Class A-3 Principal Balance              56,000,000.00    1000.0000000
(13a)    Class A-3 Pool Factor                       1.00000000

 (14)    Class A-4 Principal Balance              67,000,000.00    1000.0000000
(14a)    Class A-4 Pool Factor                       1.00000000

 (15)    Class A-5 Principal Balance              30,000,000.00    1000.0000000
(15a)    Class A-5 Pool Factor                       1.00000000

 (16)    Class A-6 Principal Balance             168,375,000.00    1000.0000000
(16a)    Class A-6 Pool Factor                       1.00000000

 (17)    Unpaid Class A Principal Shortfall
         (if any) following current Remittance
         Date                                               .00

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%, 7.05%,
                                  7.35%, 7.95%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                                  August, 1996
                                     Page 4


                                              CUSIP#'S 393505-
                                              NW8,NX6,NY4,NZ1,PA4,PB2
                                              TRUST ACCOUNT #80-4141300
                                              REMITTANCE DATE: 9/16/96

C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

 (18)   31-59 days                          552,736.42                 16

 (19)   60 days or more                      52,160.55                  2

 (20)   Current Month Repossessions          23,860.00                  1

 (21)   Repossession Inventory               23,860.00                  1


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(22) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current Remittance Date      .01%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                                  .0%

(23) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current Remittance Date     .12%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                                 .03%

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%, 7.05%,
                                 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 5

                                                       CUSIP#'S 393505-
                                                       TRUST ACCOUNT #80-4141300
                                                       REMITTANCE DATE: 9/16/96


(24) Cumulative Realized Losses Test
     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from June 1, 2000 to
         May 31, 2001, 6.5% from June 1, 2001 to May 31,
         2002, 8.5% from June 1, 2002 to May 31, 2003 and
         and 9.5% thereafter)                                            0%

(25) Current Realized Losses Test
     (a) Current Realized Losses for current Remittance Date             0

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
         arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                           0%

(26) Class M-1 Principal Balance Test
     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (must equal
         or exceed 25.5%)                                            15.59%

(27) Class B Principal Balance Test
     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $7,437,576.00                                    .00

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 11.25%                              7.54%


                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 6

                                                       CUSIP#'S 393505PD8
                                                       TRUST ACCOUNT #80-4143800
                                                       REMITTANCE DATE: 9/16/96

                                                     Total $          Per $1,000
                                                     Amount            Original
                                                 -------------      -------------
CLASS M1 CERTIFICATES
(28)    Amount available (including Monthly
        Servicing Fee)                            1,476,441.07

A.      Interest
(29)    Aggregate interest
        a.  Class M-1 Remittance Rate (8.05%,
            unless Weighted Average Contract
            Rate is below 8.05%)                          7.95%
        b.  Class M-1 Interest                      251,750.00         6.62500000

(30)    Amount applied to Class M-1 Interest
        Deficiency Amount                                  .00                  0

(31)    Remaining unpaid Class M-1 Interest
        Deficiency Amount                                  .00                  0

(32)    Amount Applied to:
        a.  Unpaid Class M-1 Interest Shortfall            .00                  0

(33)    Remaining:
        a.  Unpaid Class M-1 Interest Shortfall            .00                  0

B.      Principal
(34)    Formula Principal Distribution Amount              .00                N/A
        a.  Scheduled Principal                            .00                N/A
        b.  Principal Prepayments                          .00                N/A
        c.  Liquidated Contracts                           .00                N/A
        d.  Repurchases                                    .00                N/A

(35)    Class M-1 Principal Balance              38,000,000.00      1000.00000000
(35a)   Class M-1 Pool Factor                       1.00000000

(36)    Class M-1 Percentage for such Remittance
        Date                                               .00%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996     CUSIP NO. 393505PD8
                                    Page 7        TRUST ACCOUNT #80-41413800
                                                  REMITTANCE DATE:  9/16/96

                                               Total $              $Per $1,000
                                                Amount                Original
                                               --------             -----------
(37)Class M-1 Principal Distribution:
     a.   Class M-1 (current)                       .00              0.00000000
     b.   Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                      .00

(38) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date     .00

(39) Class M-1 Percentage for the following
     Remittance Date                               .00%

Class B1 Certificates
- ---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                        1,224,691.07

(2)  Class B-1 Remittance Rate (8.10% unless
     Weighted Average Contract Rate is
     below 8.10%)                                 8.00%

(3)  Aggregate Class B1 Interest             126,666.67              6.66666684

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                          .00                     .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                             .00                     .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                              .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                              .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date       .00

(8a) Class B Percentage for such Remittance Date    .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.00%, 8.35%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996          CUSIP NO.  393505PE6,PF3
                                    Page 8             REMITTANCE DATE: 9/16/96

                                                    Total  $         Per $1,000
                                                     Amount           Original
                                                  ----------       ------------

       (9) Current Principal (Class B Percentage of
           Formula Principal Distribution Amount)          .00

     (10a) Class B1 Principal Shortfall                    .00

     (10b) Unpaid Class B1 Principal Shortfall             .00

     (11)  Class B Principal Balance             35,625,025.00

     (12)  Class B1 Principal Balance            19,000,000.00

  Class B2 Certificates
  ---------------------
     (13)  Remaining Amount Available             1,098,024.40

     (14)  Class B-2 Remittance Rate (8.45%
           unless Weighted Average Contract
           Rate is less than 8.45%)                       8.35%

     (15)  Aggregate Class B2 Interest              115,682.47     6.95833360

     (16)  Amount applied to Unpaid Class
           B2 Interest Shortfall                           .00            .00

     (17)  Remaining Unpaid Class B2 Interest Shortfall    .00            .00

     (18)  Unpaid Class B2 Principal Shortfall
           (if any) following prior Remittance Date        .00

     (19)  Class B2 Principal Liquidation Loss Amount      .00

     (20)  Class B2 Principal (zero until Class
           B1 paid down; thereafter, Class B
           Percentage of Formula Principal
           Distribution Amount)                            .00

     (21)  Guarantee Payment                               .00

     (22)  Class B2 Principal Balance            16,625,025.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.00%, 8.35%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                            CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996           CUSIP NO. 393505-PE6,PF3
                                    Page 9              REMITTANCE DATE: 9/16/96

                                                      Total $         Per $1,000
                                                       Amount           Original
                                                     ---------        ----------

(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance
     to arrive at Amount Available if the
     Company or Green Tree Financial Corporation
     is not the Servicer; deducted from funds
     remaining after payment of Class A
     Distribution Amount, Class M-1 Distribution
     Amount, Class B-1 Distribution Amount and
     Class B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                                 197,135.54

(24) Class C Residual Payment                         785,206.39

(25) Class M-1 Interest Deficiency on such
     Remittance Date                                         .00

(26) Class B-1 Interest Deficiency on such
     Remittance Date                                         .00

(27) Repossessed Contracts                             23,860.00

(28) Repossessed Contracts Remaining
     in Inventory                                      23,860.00

(29) Weighted Average Contract Rate                     10.32931
